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                                 Exhibit 10(b)


                             REVOLVING CREDIT NOTE


$55,000,000                                                   New York, New York
                                                                October 11, 1994


                 FOR VALUE RECEIVED, the undersigned, METROMEDIA COMPANY, a Delaware general partnership (together with its successors and assigns, the "Borrower"), hereby unconditionally promises to pay to the order of THE ACTAVA GROUP INC., a Delaware corporation (the "Lender"), in lawful money of the United States of America and in immediately available funds, on the Termination Date, or such earlier date as payments shall be due, whether by acceleration or otherwise in accordance with the Credit Agreement (as defined below), at such office as the Lender may designate in writing, from time to time, the principal amount of (a) FIFTY FIVE MILLION DOLLARS ($55,000,000), or, if less, (b) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to subsection 2.1 of the Credit Agreement. The Borrower further agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 2.5 of the Credit Agreement.

                 The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof; provided, however, that the failure to so endorse the schedules annexed hereto shall not affect the validity of the Borrower's obligation to repay amounts due hereunder.

                 This Note (a) is the Note referred to in the Credit Agreement dated as of October 11, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Borrower and the Lender, (b) is entitled to the benefits of and is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof.

                 Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this





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Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

                 No delay or omission on the part of the Lender or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Lender in exercising its rights under the Credit Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Lender or any holder hereof, nor shall any waiver by the Lender of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

                 The Borrower agrees to pay or reimburse the Lender for all of its reasonable, direct, actual out-of-pocket costs and expenses incurred in connection with the collection of the principal amount of this Note, including reasonable outside attorneys' fees, if this Note is collected by or through an attorney-at-law or under advice therefrom.

                 All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                 THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                               METROMEDIA COMPANY


                                           By: /s/Stuart Subotnick
                                               -------------------

                                           Name: Stuart Subotnick

                                           Title: Executive Vice President